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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):  JULY 28, 1998



                               AMERICAN INDEMNITY
                             FINANCIAL CORPORATION
               (Exact name of registrant as specified in charter)



                     DELAWARE                       0-8636                             510119643
             (State of Incorporation)        (Commission File No.)       (I.R.S. Employer Identification No.)



           ONE AMERICAN INDEMNITY PLAZA
                 GALVESTON, TEXAS                                                        77550
     (Address of Principal Executive Offices)                                         (Zip Code)
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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (409) 766-4600


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ITEM 5.   OTHER EVENTS.

         On July 28, 1998, American Indemnity Financial Corporation, a Delaware corporation (the "Company"), announced a loss for the second quarter and six months ended June 30, 1998, and the engagement of an investment banking firm to act as financial advisor in developing strategic alternatives. A copy of the press release announcing the Company's loss and the engagement of an investment banking firm to act as financial advisor is filed as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

          99.1   -   Press release of the Company dated July 28, 1998,
                     announcing the Company's loss for the second quarter and
                     six months ended June 30, 1998, and the engagement of an
                     investment banking firm to act as financial advisor.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN INDEMNITY FINANCIAL
                                        CORPORATION



Dated: July 28, 1998
                                              /s/ PHILLIP E. APGAR
                                        ----------------------------------------
                                                  Phillip E. Apgar
                                            Vice President, Treasurer and
                                               Chief Financial Officer





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                               INDEX TO EXHIBITS

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
Number                                                 Exhibit
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
 99.1       Press release of the Company dated July 28, 1998, announcing the Company's loss for the second quarter and six months ended June 30, 1998, and the engagement of an investment banking firm to act as financial advisor.
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